united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22208

Valued Advisers Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 5/31

Date of reporting period: 11/30/2021

Item 1. Reports to Stockholders.

(a)

BFS Equity Fund

SEMI-ANNUAL REPORT

November 30, 2021

185 Asylum Street • City Place II • Hartford, CT 06103 • (855) 575-2430

BFS Equity Fund
Portfolio Manager’s Letter
November 30, 2021 - (Unaudited)

TO OUR SHAREHOLDERS

November 8, 2021 marks the eighth anniversary for the BFS Equity Fund (the “Fund” or “BFSAX”). Over the course of these eight years, the Fund’s net asset value has increased from $10.00 to $23.29. The total cumulative return of the Fund, including annual distributions, was 153.12% – a compound annual growth rate of 12.21%. For the same period, the compound annual return of the Dow Jones Industrial Average® (“Dow Jones”) was 12.81% and the S&P 500® Index (“S&P 500”) was 14.69%.

For the six-month semi-annual period from June 1, 2021 to November 30, 2021, the Fund produced a total return of +9.04%. For the trailing twelve-month period, the Fund produced a return of +24.70%. The S&P 500 produced a total return of +9.38% for the comparable six-month period, while the Dow Jones turned in a total return of +0.74% for the same period. For the trailing twelve-month period, the S&P 500 recorded a total return of 27.92%; the Dow Jones had a total return of 18.52%.

MARKET COMMENTARY

The robust returns for the past six months and year have resulted from a combination of factors. There have been strong fiscal and monetary tailwinds, which have caused the stock market generally to turn in such strong returns. The U.S. government had a deficit of $2.8 trillion for the fiscal year ending September 30, 2021 – the second highest total ever. This tremendous injection of funds into the U.S. economy helped both consumer and companies alike, causing corporate earnings to rebound strongly in 2021. On the monetary side, the Federal Reserve (the “Fed”) maintained the Fed Funds rate at the rock-bottom level of 0.25% and grew the money supply (M2) at approximately 13% year-over-year through September 30, 2021. The combination of massive amounts of liquidity injected into the capital markets, short-term interest rates near zero percent, huge fiscal spending, and higher corporate profits caused the S&P 500 to reach an all-time high of 4,744 in November 2021. From the stock market’s intraday low on March 23, 2020 through November 22, 2021, the total return of the S&P 500 rebounded a remarkable 116.43%.

At the moment, there are currently three subsections of the U.S. stock market. The first subsection comprises the FAANG stocks (plus Microsoft) – the current darlings of the market. FAANG stands for Facebook (now Meta Platforms), Apple, Amazon, Netflix, and Google (now Alphabet). The stocks of these five companies, together with Microsoft, collectively make up slightly more than a quarter of the market value of the S&P 500.

1

BFS Equity Fund
Portfolio Manager’s Letter (continued)
November 30, 2021 - (Unaudited)

Basically, they are information technology and communication companies which have mastered the use of the internet and social media platforms to create exceptional companies with a global reach to consumers. They are very profitable and have strong managements and brands as well as wide moats. And unlike the heady days of the “internet bubble,” their valuations are reasonable, with the majority trading at P/E ratios of 20-35 on 2022 operating earnings (Amazon and Netflix are outliers with P/Es of 52 and 43 respectively).

The second subset of the market consists largely of firms with good products and services and huge sales growth. However, many, if not most, of these companies have negative operating cash flow and earnings. They also have excessive valuations, trading on multiples of sales rather than earnings. Part of this subsection of the market are the so-called Robinhood stocks or “meme stocks.” These are stocks whose price movement is driven by the millions of subscribers to subreddit social media platforms like wallstreetbets, who talk stocks up and down. The most well-known of these meme stocks are AMC and GameStop. This segment does remind one of the “internet bubble” in 1998-2002. Great damage was inflicted by the internet bubble during this period when the NASDAQ Composite dropped over 77% from peak to trough. The Fund has not invested in these types of companies.

The third subsection of this market is made up of the many quality, blue chip companies trading at sensible valuations. Currently, the Wall Street consensus for the S&P 500 Index’s 2022 Operating Earnings is approximately $222, which means that, with the S&P 500 Index trading at around 4535, the market is trading at a P/E of 20.4 times the next twelve months’ projected earnings. With the 10 year U.S. Treasury note interest rates yielding around 1.40%, this valuation appears rich but not excessive. Since the Fund’s inception in 2013, the Fund has focused on investing in our evaluation of quality, reasonably priced growth companies with great brands and sound business models, solid balance sheets, and strong earnings. If inflation turns out not to be “transitory” as the Federal Reserve has intoned for months, and interest rate rise in 2022 (as is likely, with the Fed now signaling three rate increases in 2022), there may well be a market correction with the P/E contracting to 17 or 18. We believe that the stocks of companies which the Fund owns have a better chance of withstanding the correction generally than the current speculative darlings.

INVESTMENT COMMENTARY

During the six-month period under review, the Fund had significant gains in the following sectors: information technology (+19%), health care (+14%), and consumer discretionary (+14%). The weakest sector was industrials (-21%) with the effects of COVID-19 hurting defense and airline stocks. On the other hand, consumer staples (+23%) and energy (+28%) contributed nicely to the Fund’s overall performance of +9.04% for the six-month period.

2

BFS Equity Fund
Portfolio Manager’s Letter (continued)
November 30, 2021 - (Unaudited)

Regarding relative performance, the Fund’s total return for the six-month period under review was +9.04%, which was slightly below 9.38% for the S&P 500 Index benchmark, but over 8% above the total return of +0.74% for the Dow Jones Industrial Index. The Fund’s slight underperformance versus the S&P 500 was caused primarily by positions in two stocks: Agnico-Eagle Mines, a gold mining stock, which performed poorly despite the fears of higher inflation in 2022; and in the industrial sector, the Fund had a position in Federal Express during the period under review, and the stock sold off badly when the company announced cost increases and labor shortages.

On the other hand, our positions in Microsoft, Apple, Thermo Fisher Scientific, and Google (Alphabet), helped performance significantly. The two biggest contributors by far were Microsoft and Apple. Microsoft was the Fund’s largest position.

CLOSING COMMENTS

In recent weeks, we note there has been heightened volatility from an accelerated tapering in response to inflation, the Omicron variant, and a Congressional budget/ infrastructure impasse. In the short term, this may continue. Nonetheless, for all the volatility the S&P 500 is only 2.6% off its lifetime highs and the NASDAQ is 6.5% off the same, though the broader Russell 2000 has fallen 11% from its highs, suggesting that equities have been a highly desirable asset class to own, especially the larger capitalization names in which BFSAX concentrates. It is important to note that historically equities have performed well in periods of rising inflation. Our view is this is likely to continue, especially as globally there are many asset classes with negative or sub-inflationary real returns.

We believe it is important to emphasize BFSAX’s investing principles center on our analysis of the best risk-adjusted trades, and our discipline means we can’t be valuation-agnostic or momentum-driven, even if we do try to be pragmatic and attuned to market factors. As a result, we have tended to carry at times excessive cash compared to peers in anticipation of dislocations as we are seeing now. In markets that have had some of the ebullience seen over the last five years, this decision can lead to short-term underperformance, but over time we believe capital preservation and prudent risk-management have served our clients well.

We also note our portfolio started the period under review with 49 holdings and ended the period on November 30, 2021 with 38 stocks, as we focused on greater concentration of holdings in the Fund. The top ten holdings represented 43% of the assets of the Fund at the end of the period under review. In general, the Fund invests in large capitalization

3

BFS Equity Fund
Portfolio Manager’s Letter (continued)
November 30, 2021 - (Unaudited)

growth-oriented firms with well-known brands, strong cash flow and balance sheets, and deep and experienced management teams. The great majority of the companies which the Fund owns pay dividends, and many raise their dividends annually. This has helped us preserve capital for our clients in times of economic adversity and create wealth in times of economic growth.

Finally, during this six-month period, the Fund’s portfolio managers appealed to Morningstar to place the Fund in the Large Cap Blend fund category rather than Large Cap Growth. The reason for this appeal was that the Fund since its inception has had a majority of holdings in Large Cap Core/Value stocks rather than Large Cap Growth stocks such as Tesla, Zoom and Shopify. Morningstar agreed with our analysis and moved the Fund into the Blend category.

Accordingly, the Fund’s Morningstar rating moved from 1 Star to 3 Star. We believe that this rating more accurately reflects the Fund’s performance since inception.

We at Bradley, Foster & Sargent, Inc. look forward to serving you through our management of the BFS Equity Fund. Thank you for placing your capital under our care.

Robert Bradley	Keith LaRose	Thomas Sargent
Lead Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

4

BFS Equity Fund
Semi-Annual Performance Review (Unaudited)

The Fund performed modestly behind the S&P 500 for the six-month period ended November 30, 2021, returning +9.04% versus +9.38% for the S&P 500. For the same period, the Fund’s return of +9.04% was more than 8.3% higher than the total return of the Dow Jones Industrial Average which was +0.74%.

Key Detractors from Relative Results

1.	The Fund was overweight in the materials sector, owning a major gold-producing stock. The stock performed poorly, causing an underperformance.

2.	The Fund’s stock selection of Federal Express in the industrial sector detracted from performance, as the stock reacted badly to its quarterly earnings announcement.

Key Contributors to Relative Results

1.	The Fund’s ownership of Microsoft and Apple in the Technology sector contributed significantly to performance.

2.	The Fund’s stock selection in the health care sector – especially the ownership of Thermo Fisher – contributed positively to the outperformance in this sector.

3.	The two biggest contributors to performance were Microsoft and Apple. Microsoft was the Fund’s largest position.

FUND INFORMATION

November 30, 2021

ASSET ALLOCATION

(as a percentage of net assets)

TEN LARGEST HOLDINGS (%)	FUND
Microsoft	5.5
Alphabet, Class A	5.2
Amazon.com	5.1
Fortinet	4.8
Apple	4.5
Salesforce	4.0
Dicks Sporting Goods	3.9
Costco	3.5
Conoco Phillips	3.2
Facebook (Meta Platforms)	3.0

SECTOR
DIVERSIFICATION (%)	FUND	S&P 500
Technology	28.7	29.3
Consumer Discretionary	19.4	13.2
Health Care	14.3	12.7
Communication Services	13.1	10.4
Financials	7.2	10.8
Consumer Staples	4.6	5.6
Materials	4.6	2.5
Industrial	3.5	7.8
Energy	3.2	2.7
Real Estate	0.0	2.6
Utilities	0.0	2.4
Cash Equivalents	1.4	0.0

5

BFS Equity Fund
Semi-Annual Performance Review (Unaudited) (continued)

Availability of Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http://www. sec.gov and on the Fund’s website at www.bfsfunds.com.

6

Investment Results (Unaudited)

Average Annual Total Returns* as of November 30, 2021

				Since Inception
	Six Months	One Year	Five year	(November 8, 2013)
BFS Equity Fund	9.04%	24.70%	16.16%	12.21%
S&P 500® Index(a)	9.38%	27.92%	17.90%	14.69%
Dow Jones Industrial Average(b)	0.74%	18.52%	15.05%	12.81%

Total annual fund operating expenses, as disclosed in the BFS Equity Fund’s (the “Fund”) prospectus dated September 28, 2021 were 1.46% of average daily net assets (1.25% after fee waivers/expense reimbursements by Bradley, Foster & Sargent, Inc. (the “Adviser”)). The Adviser has contractually agreed to waive or limit its fees and to assume other expenses of the Fund until September 30, 2022, so that Total Annual Fund Operating Expenses does not exceed 1.00%. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board of Trustees of the Valued Advisers Trust (the “Trust”), and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. This operating expense limitation does not apply to: (i) interest, (ii) taxes, (iii) brokerage commissions, (iv) other expenditures which are capitalized in accordance with generally accepted accounting principles, (v) other extraordinary expenses not incurred in the ordinary course of the Fund’s business, (vi) dividend expense on short sales, (vii) expenses incurred under a plan of distribution under Rule 12b-1, and (viii) expenses that the Fund has incurred but did not actually pay because of an expense offset or brokerage/service arrangements, if applicable, in any fiscal year. The operating expense limitation also excludes any “Acquired Fund Fees and Expenses,” which are the expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies, including exchange-traded funds, that have their own expenses. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (855) 575-2430.

*	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods less than one year are not annualized.

(a)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can

7

Investment Results (Unaudited) (continued)

invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(b)	The Dow Jones Industrial Average® is a widely recognized unmanaged index of equity prices and is representative of a narrower market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, strategies, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (855) 575-2430.. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

8

Investment Results (Unaudited)

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in the Fund, on November 8, 2013. The following chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index and Dow Jones Industrial Average® performed over the same period.

Comparison of the Growth of a $10,000 Investment in the BFS Equity Fund, the S&P 500® Index, and the Dow Jones Industrial Average (Unaudited)

The chart above assumes an initial investment of $10,000 made on November 8, 2013 (commencement of operations) and held through November 30, 2021. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (855) 575-2430. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

9

BFS Equity Fund
Schedule of Investments
November 30, 2021 - (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.60%

Aerospace & Defense — 3.51%
Northrop Grumman Corp.	2,000	$697,600
Raytheon Technologies Corp.	15,000	1,213,800
		1,911,400
Banking — 2.19%
JPMorgan Chase & Co.	7,500	1,191,225

Beverages — 1.17%
PepsiCo, Inc.	4,000	639,120

Biotech & Pharmaceuticals — 2.04%
Zoetis, Inc.	5,000	1,110,200

Cable & Satellite — 1.83%
Comcast Corp., Class A	20,000	999,600

Chemicals — 4.56%
Ecolab, Inc.	4,500	996,615
Sherwin-Williams Co. (The)	4,500	1,490,580
		2,487,195
E-Commerce Discretionary — 5.15%
Amazon.com, Inc.(a)	800	2,805,656

Electrical Equipment — 1.43%
Keysight Technologies, Inc.(a)	4,000	777,920

Entertainment Content — 1.86%
Walt Disney Co. (The)(a)	7,000	1,014,300

Health Care Facilities & Services — 5.30%
IQVIA Holdings, Inc.(a)	6,000	1,554,780
UnitedHealth Group, Inc.	3,000	1,332,660
		2,887,440
Home Construction — 2.24%
D.R. Horton, Inc.	12,500	1,221,250

Institutional Financial Services — 2.80%
Goldman Sachs Group, Inc. (The)	4,000	1,523,960

Insurance — 1.50%
Marsh & McLennan Cos., Inc.	5,000	820,100

Internet Media & Services — 9.37%
Alphabet, Inc., Class A(a)	1,000	2,837,950
Meta Platforms, Inc., Class A(a)	5,000	1,622,300
Netflix, Inc.(a)	1,000	641,900
		5,102,150
Medical Equipment & Devices — 7.00%
Danaher Corp.	4,000	1,286,560
Stryker Corp.	4,000	946,520
Thermo Fisher Scientific, Inc.	2,500	1,582,075
		3,815,155
Oil & Gas Producers — 3.22%
ConocoPhillips	25,000	1,753,250

See accompanying notes which are an integral part of these financial statements.

10

BFS Equity Fund
Schedule of Investments (continued)
November 30, 2021 - (Unaudited)

	Shares	Fair Value
COMMON STOCKS — 98.60% - continued

Retail - Consumer Staples — 3.47%
Costco Wholesale Corp.	3,500	$1,887,830

Retail - Discretionary — 11.97%
Academy Sports & Outdoors, Inc.(a)	30,000	1,338,600
Dick’s Sporting Goods, Inc.	18,000	2,116,080
Home Depot, Inc. (The)	4,000	1,602,440
Lowe’s Cos., Inc.	6,000	1,467,540
		6,524,660
Software — 19.74%
Adobe, Inc.(a)	2,000	1,339,700
Fortinet, Inc.(a)	8,000	2,656,880
Microsoft Corp.	9,000	2,975,310
Oracle Corp.	10,000	907,400
salesforce.com, Inc.(a)	7,700	2,194,192
SS&C Technologies Holdings, Inc.	9,000	686,970
		10,760,452
Specialty Finance — 0.70%
American Express Co.	2,500	380,750

Technology Hardware — 4.55%
Apple, Inc.	15,000	2,479,500

Technology Services — 3.00%
Automatic Data Processing, Inc.	3,000	692,670
Mastercard, Inc., Class A	3,000	944,760
		1,637,430

Total Common Stocks (Cost $31,192,687)		53,730,543

MONEY MARKET FUNDS - 1.46%
Fidelity Investments Money Market Government Portfolio, Institutional Class, 0.01%(b)	796,946	796,946
Total Money Market Funds (Cost $796,946)		796,946
Total Investments — 100.06%
(Cost $31,989,633)		54,527,489
Liabilities in Excess of Other Assets — (0.06)%		(34,445)
NET ASSETS — 100.00%		$54,493,044

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2021.

See accompanying notes which are an integral part of these financial statements.

11

BFS Equity Fund
Statement of Assets and Liabilities
November 30, 2021 - (Unaudited)

Assets
Investments in securities at fair value (cost $31,989,633) (Note 3)	$54,527,489
Dividends receivable	33,404
Prepaid expenses	17,829
Total Assets	54,578,722
Liabilities
Payable for fund shares redeemed	5,000
Payable to Adviser (Note 4)	28,168
Payable to Administrator (Note 4)	7,337
Distribution (12b-1) fees accrued (Note 4)	22,687
Payable to trustees	365
Other accrued expenses	22,121
Total Liabilities	85,678
Net Assets	$54,493,044
Net Assets consist of:
Paid-in capital	$26,363,303
Accumulated earnings	28,129,741
Net Assets	$54,493,044
Shares outstanding (unlimited number of shares authorized, no par value)	2,339,784
Net asset value, offering and redemption price per share (Note 2)	$23.29

See accompanying notes which are an integral part of these financial statements.

12

BFS Equity Fund
Statement of Operations
For the six months ended November 30, 2021 - (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $2,061)	$309,047
Total investment income	309,047
Expenses
Investment Adviser fees (Note 4)	196,602
Distribution (12b-1) fees (Note 4)	65,534
Administration and compliance services fees (Note 4)	22,231
Registration expenses	12,709
Fund accounting fees (Note 4)	12,534
Legal fees	9,489
Transfer agent fees (Note 4)	9,025
Audit and tax preparation fees	8,761
Printing and postage expenses	6,064
Trustee fees	2,978
Custodian fees	2,418
Insurance expenses	1,309
Miscellaneous	16,990
Total expenses	366,644
Fees contractually waived by Adviser (Note 4)	(38,735)
Net operating expenses	327,909
Net investment loss	(18,862)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities transactions	1,317,088
Net change in unrealized appreciation on investments	3,141,686
Net realized and change in unrealized gain on investments	4,458,774
Net increase in net assets resulting from operations	$4,439,912

See accompanying notes which are an integral part of these financial statements.

13

BFS Equity Fund
Statements of Changes in Net Assets

	For the Six Months
	Ended November	For the Year Ended
	30, 2021	May 31, 2021
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(18,862)	$(50,601)
Net realized gain on investment securities transactions and foreign currency	1,317,088	6,170,290
Net change in unrealized appreciation on investments	3,141,686	6,794,817
Net increase in net assets resulting from operations	4,439,912	12,914,506
Distributions to Shareholders from Earnings (Note 2)	—	(677,735)
Capital Transactions
Proceeds from shares sold	2,278,033	3,372,117
Reinvestment of distributions	—	565,222
Amount paid for shares redeemed	(1,005,690)	(6,257,021)
Net increase (decrease) in net assets resulting from capital transactions	1,272,343	(2,319,682)
Total Increase in Net Assets	5,712,255	9,917,089
Net Assets
Beginning of period	48,780,789	38,863,700
End of period	$54,493,044	$48,780,789
Share Transactions
Shares sold	100,682	175,156
Shares issued in reinvestment of distributions	—	29,717
Shares redeemed	(44,504)	(334,774)
Net increase (decrease) in shares outstanding	56,178	(129,901)

See accompanying notes which are an integral part of these financial statements.

14

BFS Equity Fund
Financial Highlights
(For a share outstanding during each period)

	For the Six		For the Years Ended May 31,
	Months
	Ended
	November
	30, 2021
	(Unaudited)		2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of period	$21.36		$16.10	$15.40	$14.96	$13.01	$11.55
Income from investment operations:
Net investment income (loss)	(0.01)		(0.02)	0.03	0.04	0.04	0.04
Net realized and unrealized gain on investments	1.94		5.57	0.97	0.90	1.96	1.47
Total from investment operations	1.93		5.55	1.00	0.94	2.00	1.51
Less distributions to shareholders from:
Net investment income	—		—	(0.03)	(0.04)	(0.04)	(0.05)
Net realized gains	—		(0.29)	(0.27)	(0.46)	(0.01)	—
Total distributions	—		(0.29)	(0.30)	(0.50)	(0.05)	(0.05)
Net asset value, end of period	$23.29		$21.36	$16.10	$15.40	$14.96	$13.01
Total Return(a)	9.04	% (b)	34.68%	6.32%	6.84%	15.36%	13.15%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$54,493		$48,781	$38,864	$35,960	$31,750	$27,185
Ratio of net expenses to average net assets	1.25	% (c)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets before waiver and reimbursement	1.40	% (c)	1.46%	1.52%	1.57%	1.65%	1.75%
Ratio of net investment income (loss) to average net assets	(0.07	)% (c)	(0.12)%	0.21%	0.28%	0.26%	0.35%
Portfolio turnover rate	27.09	% (b)	68.77%	49.27%	38.71%	38.17%	47.82%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(b)	Not annualized.

(c)	Annualized.

See accompanying notes which are an integral part of these financial statements.

15

BFS Equity Fund
Notes to the Financial Statements
November 30, 2021 - (Unaudited)

NOTE 1. ORGANIZATION

The BFS Equity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end diversified series of Valued Advisers Trust (the “Trust”) and commenced operations on November 8, 2013. The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Bradley, Foster & Sargent, Inc. (the “Adviser”). The investment objective of the Fund is long-term appreciation through growth of principal and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies,” including Accounting Standard Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the six months ended November 30, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2021, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions

16

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuation arising from changes in market prices of securities held. These fluctuations are included with the unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

17

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

18

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in

19

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$53,730,543	$—	$—	$53,730,543
Money Market Funds	796,946	—	—	796,946
Total	$54,527,489	$—	$—	$54,527,489

(a)	Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement on behalf of the Fund, the Adviser manages the Fund’s investments subject to oversight of the Board. As compensation for its services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended November 30, 2021, the Adviser earned a fee of $196,602 from the Fund before the waivers described below. At November 30, 2021, the Fund owed the Adviser $28,168.

The Adviser has contractually agreed to waive or limit its management fee and/or reimburse certain operating expenses until September 30, 2022, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses, fees and expenses paid under a distribution plan adopted pursuant to Rule 12b-1 fees and indirect expenses (such as “acquired funds fees and expenses”) do not exceed 1.00%.

Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place

20

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

at the time of the repayment. This contractual arrangement may only be terminated by mutual consent of the Adviser and the Board, and it will automatically terminate upon the termination of the investment advisory agreement between the Trust and the Adviser. For the six months ended November 30, 2021, the Adviser waived fees of $38,735.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2022	$51,969
May 31, 2023	108,051
May 31, 2024	93,387
November 30, 2024	38,735

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or “Administrator”) to provide the Fund with administration and compliance (including a chief compliance officer), fund accounting, and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2021, the Administrator earned fees of $22,231 for administration and compliance services, $12,534 for fund accounting services and $9,025 for transfer agent services. At November 30, 2021, the Fund owed the Administrator $7,337 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as the distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2021.

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay the Distributor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of shareholder support services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 fees”). The Fund or Distributor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. For the six months ended November 30, 2021, 12b-1 fees incurred by the Fund were $65,534. The Fund owed $22,687 for 12b-1 fees as of November 30, 2021.

21

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2021, purchases and sales of investment securities, other than short-term investments, were $15,181,152 and $13,641,136, respectively.

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$22,618,690
Gross unrealized depreciation	(93,854)
Net unrealized appreciation on investments	$22,524,836
Tax cost of investments	$32,002,653

The tax character of distributions paid for the fiscal year ended May 31, 2021, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:
Ordinary income(a)	$—
Long-term capital gains	677,735
Total distributions paid	$677,735

(a)	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

At May 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,733,996
Undistributed long-term capital gains	2,572,683
Unrealized appreciation (depreciation)	19,383,150
Total accumulated earnings	$23,689,829

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory

22

BFS Equity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2021, the Fund had 28.7% of the value of its net assets invested in stocks within the Technology sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

23

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Bradley, Foster & Sargent, Inc., the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2020 through May 31, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 1, 2021. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

Proxy Voting Results (Unaudited)

On August 6, 2021 a Special Meeting of Shareholders of the Fund was held for the purpose of voting on the following Proposal:

Proposal 1: To approve an investment advisory agreement with respect to the Fund between Bradley, Foster & Sargent, Inc. and the Trust.

Shareholders of record as of May 14, 2021 were entitled to vote on the Proposal. A total of 2,278,096 shares of the Fund were entitled to vote on the Proposal and a total of 1,338,053 shares were voted, representing 58.74% of total shares.

The votes cast with respect to the Proposal were as follows:

For:	1,336,656
Against:	1,397
Abstain:	0

There were no broker non-votes.

24

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	June 1,	November	During	Expense
	2021	30, 2021	Period(a)	Ratio
Actual	$1,000.00	$1,090.40	$6.55	1.25%
Hypothetical(b)	$1,000.00	$1,018.80	$6.33	1.25%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

25

FACTS	WHAT DOES BFS EQUITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes – information about your transactions and experiences	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (855) 575-2430

26

Who we are
Who is providing this notice?	BFS Equity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes — information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■     Bradley, Foster & Sargent, Inc., the investment adviser to the Fund, could be deemed to be an affiliate.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■     The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

27

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (855) 575-2430 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS
Mark J. Seger, Interim Principal Executive Officer and President
Zachary P. Richmond, Principal Financial Officer and Treasurer
Kevin J. Patton, Chief Compliance Officer
Carol J. Highsmith, Vice President and Secretary	LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Bradley, Foster & Sargent, Inc. 185 Asylum Street, City Place II Hartford, CT 06103	CUSTODIAN Huntington National Bank 41 South High Street Columbus, OH 43215

DISTRIBUTOR UltimusFund Distributors, LLC 225 PictoriaDrive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT UltimusFund Solutions, LLC 225 PictoriaDrive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

BFS-SAR-21

LS Opportunity Fund

Management’s Discussion of Fund Performance

November 30, 2021 - (Unaudited)

To Shareholders of the LS Opportunity Fund,

Long Short Advisors, LLC, the advisor of the LS Opportunity Fund (“LSOFX” or the “Fund”), focuses on investing in undiscovered, boutique investment strategies not readily available to the everyday investor. Our mutual fund strives to give investors access to investment strategies through a mutual fund format that provides daily liquidity, low initial investment minimums, more portfolio transparency, lower fees, and access to what we believe are some of the best investment and hedge fund managers in the business.

The characteristics that we look for in a manager include the following:

•	Track Record: a long-term proven track record

•	Capacity Constrained: managers willing to close to new investors before they get too big

•	Skin in the Game: managers that have a significant amount of their own money in the strategy

•	Undiscovered: managers not readily available to everyday investors

Prospector Partners, LLC (“Prospector”), based in Guilford, CT, is the sub-advisor of the Fund. Prospector has a long/short hedge fund track record that spans 24 years with a substantially similar investment objective to LSOFX and brings its experience to the Fund in a daily liquid mutual fund format with a goal of downside protection and a consistency of returns.

The Fund seeks to generate long-term capital appreciation by investing in both individual company long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general. Through extensive research, risk management, no leverage in the long book, and a targeted net exposure range of 50%-80%, the Fund strives to preserve capital while consistently delivering solid risk adjusted returns and managing volatility. For additional information, please visit our website at www.longshortadvisors.com.

Management’s Discussion of Fund Performance and Positioning Performance

For the six-month period ending November 30, 2021 (the “Period”) the LS Opportunity Fund returned -2.12%, while the S&P 500® Index (“S&P 500”) returned 9.38%.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

Performance of LSOFX and S&P 500

During the Six Months Ended November 30, 2021

Current Market Environment

Cases of whiplash must have spiked lately. After all, in a few short months, market commentators have abruptly transitioned from: “inflation is transitory” to “inflation might be more persistent” and now “prepare for stagflation!” As discussed in our last writing, the stock market had appeared to be fully in the Federal Reserve’s (“Fed”) camp, perceiving the recent spike in inflation as a temporary phenomenon. This sentiment persisted through much of the period, as COVID-19 cases once again ramped higher due to the rise of the more transmittable Delta variant. The increase in cases triggered concerns of a slowdown, a reduction in some estimates of economic growth, a continued decline in U.S. government bond yields, and investors flocking back to technology and growth stocks. These market trends quickly reversed, as the Fed increased their expectations for inflation and indicated they would start tapering asset purchases sooner than expected. Government bond yields quickly lifted, with the all-important 10-year Treasury rising from around 1.30% to 1.54% over the next several trading days. Value stocks, especially banks and financial service companies, rallied in tow.

While concerns over a Delta variant induced slowdown have abated somewhat, supply bottlenecks around the world have become markedly worse as demand for goods has

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

outpaced the ability to get those goods to market. Part of the blame has been placed on a lack of truckers to transport the goods. It was recently reported that nearly half a million cargo containers were sitting off the coast of California as cargo ships are waiting to be offloaded – with some potentially waiting for a month. This not only puts the Christmas shopping season at risk for retailers, but has also already led to an increase in the price of many goods. Meanwhile, energy prices around the world have taken off, also due to supply/demand imbalances. For example, liquefied natural gas prices (heavily relied upon in Europe and Asia) have skyrocketed on those continents to $40/mmbtu from $6/mmbtu in late February, while oil has been driven up to over $80 a barrel, from near $50 at the beginning of the year.

While most of these supply issues will prove to be temporary, the inflationary impacts may well be more persistent – especially if labor shortages lead to wage increases, which tend to be sticky. Will these inflationary pressures be such that they cause enough demand destruction so as to lead to stagflation? As we’ve stated before, we do not purport to be economists, however, we do take some comfort in the overall health of the consumer. As can be seen in the chart below, the U.S. consumer’s balance sheet is currently in great shape, with debt service as a percentage of disposable personal income at record lows. This has undoubtedly been aided by massive government stimulus, and should help consumers withstand this period of rising cost pressures much more readily than they would have, say, a decade ago.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

Household Debt Service Payments as a Percent of Disposable Personal Income

Source: Board of Governers of the Federal Reserve System (US)

With that said, it is appropriate to consider the portfolio implications if we are indeed headed towards a period of persistent inflation and stagnant economic growth. While no two periods are directly comparable (for example, the environment today is very different than that of the 1970’s, when we last saw stagflation), we would expect defensive sectors such as consumer staples and healthcare to outperform given their more stable business models and ability to exhibit pricing power. We would also expect a flight to quality generally, including the outperformance of companies with above-average balance sheet strength. Notably, Morgan Stanley recently issued a report which looked at periods in which “…markets assigned a non-trivial probability to stagflation as a tail risk...” Their data showed that defensive sectors did indeed outperform during these periods, as did energy. In addition, credit spreads widened as fears of stagflation entered public discourse, adding credence to our belief that quality would outperform in such an environment. Also worth noting: according to work performed by RBC, banks outperformed through three stagflationary periods during the 1960’s and 1970’s.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

Portfolio Spotlight - Merck

Long-time portfolio holding Merck & Co. (MRK) is a global healthcare company which engages in the research & development of pharmaceuticals, vaccines, and animal health products. Given the company has recently been in the headlines and is the largest healthcare position in your portfolio, an update seems timely. Merck recently announced interim Phase III clinical data for Molnupiravir, an oral antiviral for the treatment of COVID-19, which indicated the drug reduced the risk of hospitalization by approximately 50%. Merck submitted an application for Emergency Use Authorization (EUA) with the FDA based on this clinical data. The approval of Molnupiravir may potentially be a major victory in the fight against COVID-19, as it would be the first antiviral that could be taken at home. Some have estimated that successful antivirals will receive global orders from governments in excess of $20 billion – given the lack of effective antivirals, this is a potential windfall for Merck.

We view Molnupiravir as an embedded “call option,” and not an essential part of the thesis. In our opinion, Merck has continually been under-valued by the market since we first initiated the position in 2013. The company is projected to generate over $14 billion in free cash flow in the next calendar year, equating to a healthy 7% free cash flow yield. The 11.6x forward P/E ratio is an approximate two multiple point discount versus the peer group, and Merck currently offers a robust 3.5% dividend yield. This is despite an estimated double-digit EPS compound annual growth rate over the next five years, not including potential upside from Molnupiravir. We also like how the pharma sector is currently out of favor by generalists, with the sector being inexpensive on an absolute and relative basis.

On a sum-of-the-parts basis, we value Merck (which currently trades around $80/share) at just over $100 by valuing the core pharmaceutical / vaccine and animal health businesses separately. This results in another embedded call option in the stock if the company decides to spin-out or sell the higher multiple animal health business, which could potentially trade at 30x+ EPS.

The primary reason for Merck’s steep discount is ironically due to the major success of its blockbuster cancer drug Keytruda. This drug represented 30% of Merck’s sales in 2020 and continues to grow, continually surpassing Wall Street expectations as indications for the drug keep expanding. By way of example, when we first initiated our position, Street estimates saw Keytruda peak sales of around $4 billion…The drug is expected to produce revenues of close to $20 billion in 2022. Despite the success of the drug, investors are concerned with Merck’s ability to replace the Keytruda’s revenue following the entrance

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

of competition from generics (the first of a series of major patent expirations begins in 2028).

That said, we are encouraged by steps the company is taking to diversify away from the blockbuster cancer drug. This year, Merck partnered with Gilead Sciences to jointly develop and commercialize treatments for HIV. Merck’s Islatravir and Gilead’s Lenacapavir have potential to become blockbuster drugs if successful in late-stage trials. These drugs represent potential game changers in the management of HIV. Merck is also leveraging its strong balance sheet to supplement the internal pipeline by engaging in M&A. Recently, Merck announced the $11.5 billion acquisition of Acceleron, which is developing a pulmonary hypertension drug with strong clinical results. This drug is another asset which can achieve multi-billion dollars in annual sales. This deal is in addition to small bite-sized acquisitions over the recent past, such as the purchases of Pandion and Peloton (not to be confused with the fitness company).

Merck retains the optionality and capacity to engage in additional business development opportunities. The company maintains a strong balance sheet which will enable the company to pursue additional M&A and is rated A+ by Standard & Poors. It is also estimated that Merck will generate $100+ billion in free cash flow over the next five years. We expect a large portion of free cash flow will be used to support business development. We also applaud the spin-out of the Organon segment into a publicly traded company, which occurred in June. Organon is a collection of legacy off-patent drugs, biosimilars, and women’s health products. The rationale for the spin-out was to prioritize higher-value and faster-growth franchises within Merck, achieve $1.5 billion in pre-tax expense saves over three years, and use $9 billion in tax-free cash proceeds from the spin-co to reinvest into the pipeline. As a result, we expect substantial operating margin expansion in coming years and a sharper focus on product research & development.

Additionally, we feel investors are shrugging off Merck’s internal pipeline and current (non-Keytruda) drug lineup. The company is pursuing large potential opportunities within its oncology, vaccine, hematology, and immunology businesses. We also like the growth prospects for approved assets such as Gardasil and Lynparza, along with steady and more predictable growth from the vaccine and animal health franchises.

Merck has a variety of options, and ample time to replace lost revenue from Keytruda’s initial loss of exclusivity in 2028. While investor sentiment remains low for Merck, positive portfolio readouts, the success of Molnupiravir, and attractive M&A, can positively sway investor perception over time. Also, the loss of Keytruda exclusivity in 2028 is the worst-case scenario. Through various co-formulations under development, Merck can potentially

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

extend the effective patent life of Keytruda well into the next decade. Additionally, the patent expiration is not a revenue “cliff-event” per se. It often takes years for generic competition and prescriber adoption to gradually erode sales of the name-brand drug they are replicating. In the iconic words of Mick Jagger, we feel we can claim “time is on my side” when it comes to your investment in Merck.

Outlook

2021 looks to be a transitional year. We continue to be in the midst of an economic recovery, following the coronavirus-induced recession of 2020. Continued progress on vaccinations and therapeutics should allow the U.S. economy to return to more familiar footing with the resumption of dining out, air travel for business and pleasure, and large group gatherings. The 2020 United States elections, although closely contested, ushered in a change in administration with attendant changes in the agenda around stimulus, spending, taxes, and trade. The razor-thin margins in Congress are likely to temper any radical policy shifts.

While interest and mortgage rates have lifted, they are coming off historically low levels. We are seeing reinflation in many areas of the economy, and are watching this closely given the historically high levels of government spending here and around the world. We are carefully monitoring aggregate corporate debt levels (especially BBB- debt which is a single notch above junk status), currently above pre-2008 crisis levels and loom as a potential problem absent continued aggressive Fed support. Unemployment has shown significant improvement, but labor continues to be an issue, as the participation rate continues to be low and labor shortages are impacting many industries.

In our estimation, overall equity valuations remain at elevated levels. The high valuations of a small number of enormous technology companies certainly exert upward pressure to the overall averages. Aggregate earnings are quickly recovering, however unevenly. Certain industries such as hospitality, entertainment and travel, which are tied to the success of the vaccine rollout plan, will take longer to return to pre-coronavirus levels. Treasury and high-grade corporate bond yields look unattractive. In any case, value investing is ripe for a period of outperformance, and the bargains inherent in your portfolio should attract acquirers and other investors over time. Meanwhile, we still believe equities represent a superior asset allocation alternative to bonds over the longer term.

Steadfast, we remain committed to the goal of making you money while aiming to protect your wealth.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

Performance Since Prospector Became Sub-Adviser of LSOFX (May 2015 - November 2021)

Long Book

Top Positions

At the period’s end, the Fund contained 64 long positions in the portfolio representing companies with what management believes represents long-term value and favorable characteristics such as a discount to market value, attractive free cash flow yields, and strong balance sheets. The Fund’s top 10 long positions represented approximately 28% of the portfolio and included Alleghany Corp (Y), Arthur J Gallagher (AJG), Brown & Brown (BRO), Comerica (CMA), First Horizon (FHN), JP Morgan Chase (JPM), Keycorp (KEY), Pioneer Natural (PXD), RenaissanceRe (RNR), and US Bancorp (USB).

Short Book

Top Positions

The Fund’s short book at period’s end contained 28 individual companies that have business model challenges, excessive valuations, and/or potential balance sheet issues. The Fund’s top 10 short positions represented approximately 14% of the portfolio.

LS Opportunity Fund

Management’s Discussion of Fund Performance (continued)

November 30, 2021 - (Unaudited)

Final Thoughts from Long Short Advisors

Prospector Partners took over the management of the LS Opportunity Fund at the end of May 2015. We at Long Short Advisors believe Prospector Partners has done well in delivering on their objective of positive returns with significantly less volatility than the S&P 500 equity market. This was through an exceedingly challenging environment for value style investors. Having worked with the team at Prospector Partners for nearly 20 years in various capacities, we are extremely encouraged by their focus on the opportunities they are seeing on both the long and short side of the portfolio. It is our feeling that there is no bad time to invest with Prospector Partners in this core long/short strategy. However, we do also feel there can potentially be great times. As we look ahead, we are encouraged by their positioning to capitalize on economic recovery, reflation, normalized interest rates and a resurgence of value relative to growth. Thank you for your consideration and we look forward to working for you in 2022 and beyond.

Mutual fund investing involves risk and principal loss is possible. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus by calling 1-877-336-6763. The Fund is distributed by Ultimus Fund Distributors, LLC.

Investment in shares of a long/short equity fund have the potential for significant risk and volatility. A short equity strategy can diminish returns in a rising market as well as having the potential for unlimited losses. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized.

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. For performance current to the most recent month end, call 1-877-336-6763.

Investment Results (Unaudited)

Average Annual Total Returns(a) as of November 30, 2021

	Six				Ten
	Months	One Year	Three Year	Five Year	Year
LS Opportunity Fund	-2.12%	11.55%	7.58%	7.38%	7.13%
S&P 500® Index(b)	9.38%	27.92%	20.38%	17.90%	16.16%

Total annual operating expenses, as disclosed in the LS Opportunity Fund’s (the “Fund”) prospectus dated September 28, 2021, were 2.81% of average daily net assets (2.74% after fee waivers and expense reimbursements by Long Short Advisors, LLC (the “Adviser”)). The Adviser has entered into an expense limitation agreement, pursuant to which it will waive its fees and/or reimburse other expenses of the Fund until September 30, 2022, so that Total Annual Fund Operating Expenses does not exceed 1.95%. This operating expense limitation does not apply to borrowing costs such as interest and dividends on securities sold short, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses,” and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Each fee waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within the three years following the date of such waiver or reimbursement, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and the expense limitation in place at the time of the repayment. This agreement may only be terminated by mutual consent of the Adviser and the Board of Trustees.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Prior to May 28, 2015, the Fund’s performance was attributable to a previous sub-adviser. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 336-6763.

(a)	Average annual total returns reflect any change in price per share and assume the reinvestment of all distributions, if any. The Fund’s returns reflect any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would have been lower. Total returns for periods one year or less are not annualized.

(b)	The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. Individuals cannot invest directly in this index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling (877) 336-6763. Please read it carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings

November 30, 2021 - (Unaudited)

Sector Exposure (11/30/2021)

(Based on Net Assets)

	Long	Short	Gross	Net
Consumer Discretionary	3.40%	-4.32%	7.72%	-0.92%
Consumer Staples	7.19%	-3.15%	10.34%	4.04%
Energy.	4.13%	0.00%	4.13%	4.13%
Financials	44.03%	-14.13%	58.16%	29.90%
Health Care	8.79%	-1.79%	10.58%	7.00%
Industrials	8.63%	-1.91%	10.54%	6.72%
Materials	2.69%	0.00%	2.69%	2.69%
Real Estate	1.29%	0.00%	1.29%	1.29%
Technology	6.58%	0.00%	6.58%	6.58%
Exchange-Traded Funds	1.02%	-1.72%	2.74%	-0.70%
Total Sector Exposure	87.75%	-27.02%	114.77%	60.73%
Money Market Funds	10.21%	0.00%	10.21%	10.21%

The LS Opportunity Fund seeks to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

Availability of Portfolio Schedules (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at http:// www.sec.gov and on the Fund’s website at http://www.longshortadvisors.com.

LS Opportunity Fund

Schedule of Investments

November 30, 2021 - (Unaudited)

COMMON STOCKS - LONG - DOMESTIC — 75.68%	Shares	Fair Value
Consumer Discretionary — 3.40%
Darden Restaurants, Inc.	9,700	$1,338,115
eBay, Inc.(a)	22,650	1,527,969
Home Depot, Inc. (The)(a)	4,450	1,782,715
		4,648,799
Consumer Staples — 5.07%
Church & Dwight Co., Inc.(a)	21,000	1,876,980
Coca-Cola Co. (The)(a)	19,700	1,033,265
JM Smucker Co. (The)(a)	8,700	1,100,289
Mondelez International, Inc., Class A(a)	27,200	1,603,169
Procter & Gamble Co. (The)	9,160	1,324,353
		6,938,056
Energy — 4.13%
Hess Corp.	11,500	856,980
Pioneer Natural Resources Co.(a)	16,849	3,004,514
Schlumberger Ltd.	62,150	1,782,462
		5,643,956
Financials — 38.83%
Alleghany Corp.(a) (b)	6,781	4,386,493
Arthur J Gallagher & Co.(a)	21,200	3,453,480
Berkshire Hathaway, Inc., Class B(a) (b)	7,615	2,106,994
Brown & Brown, Inc.(a)	57,800	3,722,898
Cboe Global Markets, Inc.(a)	19,350	2,494,990
Comerica, Inc.(a)	50,550	4,171,892
Federated Investors, Inc., Class B	59,800	2,015,858
First Horizon National Corp.(a)	195,858	3,159,190
Globe Life, Inc.(a)	34,450	2,981,303
JPMorgan Chase & Co.(a)	23,100	3,668,973
KeyCorp(a)	154,550	3,468,102
PJT Partners, Inc., Class A(a)	14,800	1,125,984
PNC Financial Services Group, Inc. (The)(a)	13,910	2,740,270
Primerica, Inc.(a)	9,950	1,464,143
Progressive Corp. (The)(a)	29,800	2,769,612
Synovus Financial Corp.	46,150	2,090,134
U.S. Bancorp(a)	76,250	4,219,674
Voya Financial, Inc.(a)	27,150	1,687,101
W.R. Berkley Corp.	18,030	1,381,819
		53,108,910
Health Care — 6.96%
Abbott Laboratories(a)	8,200	1,031,314
Cigna Corp.(a)	6,520	1,251,188
Johnson & Johnson(a)	7,370	1,149,204
Merck & Co., Inc.(a)	38,560	2,888,529
NuVasive, Inc.(b)	24,100	1,158,246
Pfizer, Inc.	37,850	2,033,681
		9,512,162
Industrials — 7.44%
Carrier Global Corp.(a)	9,260	501,151

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments (continued)

November 30, 2021 - (Unaudited)

COMMON STOCKS - LONG - DOMESTIC — 75.68% - continued	Shares	Fair Value
Industrials — 7.44% - continued
Eaton Corp. PLC(a)	12,650	$2,050,059
General Dynamics Corp.(a)	8,050	1,521,209
Littelfuse, Inc.	4,400	1,313,312
Otis Worldwide Corp.(a)	9,830	790,332
Raytheon Technologies Corp.(a)	15,560	1,259,115
Robert Half International, Inc.	12,550	1,395,184
Sensata Technologies Holding PLC(b)	24,200	1,347,939
		10,178,301
Materials — 1.98%
Newmont Goldcorp Corp.	9,670	531,076
PPG Industries, Inc.	14,150	2,181,505
		2,712,581
Real Estate — 1.29%
Howard Hughes Corp. (The)(b)	21,520	1,764,425

Technology — 6.58%
CMC Materials, Inc.	6,150	816,719
Leidos Holdings, Inc.(a)	26,050	2,290,055
Microsoft Corp.(a)	4,865	1,608,319
Oracle Corp.(a)	20,650	1,873,781
Paychex, Inc.(a)	12,600	1,501,920
PayPal Holdings, Inc. (a) (b)	4,925	910,583
		9,001,377

Total Common Stocks - Long - Domestic (Cost $80,012,279)		103,508,567

COMMON STOCKS - LONG - INTERNATIONAL — 11.05%
Consumer Staples — 2.12%
Carlsberg A/S, Class B	8,450	1,314,332
Nestle S.A.	12,300	1,580,994
		2,895,326
Financials — 5.20%
Everest Re Group Ltd.	5,710	1,463,930
First BanCorp.	158,650	2,108,459
RenaissanceRe Holdings Ltd.(a)	23,005	3,545,301
		7,117,690
Health Care — 1.83%
Medtronic PLC(a)	16,150	1,723,205
Roche Holding AG	1,990	779,608
		2,502,813
Industrials — 1.19%
Pentair PLC	22,050	1,624,865

Materials — 0.71%
Agnico Eagle Mines Ltd.(a)	11,300	562,740
Kinross Gold Corp.	68,890	409,896
		972,636

Total Common Stocks - Long - International (Cost $13,936,193)		15,113,330

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Investments (continued)

November 30, 2021 - (Unaudited)

EXCHANGE-TRADED FUNDS — 1.02%	Shares	Fair Value
Aberdeen Standard Physical Platinum Shares ETF(b)	15,950	$1,389,245
Total Exchange-Traded Funds (Cost $1,465,108)		1,389,245

MONEY MARKET FUNDS - 10.21%
Invesco Treasury Portfolio, Institutional Class, 0.01%(c)	13,966,631	13,966,631
Total Money Market Funds (Cost $13,966,631)		13,966,631

Total Investments — 97.96% (Cost $109,380,211)		133,977,773
Other Assets in Excess of Liabilities — 2.04%		2,784,418
NET ASSETS — 100.00%		$136,762,191

(a)	All or a portion of the security is held as collateral for securities sold short. The fair value of this collateral on November 30, 2021, was $53,198,836.

(b)	Non-income producing security.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2021.

ETF - Exchange-Traded Fund

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short

November 30, 2021 - (Unaudited)

COMMON STOCKS - SHORT - DOMESTIC - (19.31)%	Shares	Fair Value
Consumer Discretionary - (4.32)%
Lowe’s Cos., Inc.	(15,870)	$(3,881,644)
Service Corp. International	(30,550)	(2,021,188)
		(5,902,832)
Consumer Staples - (3.15)%
Hershey Co. (The)	(5,950)	(1,056,066)
Kellogg Co.	(23,950)	(1,465,261)
Kimberly-Clark Corp.	(13,710)	(1,786,550)
		(4,307,877)
Financials - (8.14)%
Allstate Corp. (The)	(11,525)	(1,252,998)
Berkshire Hills Bancorp, Inc.	(37,760)	(1,008,570)
CNO Financial Group, Inc.	(28,000)	(634,480)
Community Bank System, Inc.	(12,450)	(879,717)
Goldman Sachs Group, Inc. (The)	(2,850)	(1,085,822)
Horace Mann Educators Corp.	(25,100)	(930,457)
M&T Bank Corp.	(4,700)	(689,067)
Prudential Financial, Inc.	(10,809)	(1,105,328)
Travelers Cos., Inc. (The)	(8,550)	(1,256,423)
Truist Financial Corp.	(38,700)	(2,295,297)
		(11,138,159)
Health Care - (1.79)%
Boston Scientific Corp.(a)	(16,500)	(628,155)
HCA Healthcare, Inc.	(4,790)	(1,080,576)
Stryker Corp.	(3,130)	(740,652)
		(2,449,383)
Industrials - (1.91)%
Deere & Co.	(3,900)	(1,347,606)
Snap-on, Inc.	(6,150)	(1,266,347)
		(2,613,953)

TOTAL COMMON STOCKS - SHORT - DOMESTIC (Proceeds Received $24,352,322)		(26,412,204)

COMMON STOCKS - SHORT - INTERNATIONAL - (5.99)%
Financials - (5.99)%
Aon PLC, Class A	(6,440)	(1,904,759)
Bank of Montreal	(10,300)	(1,072,441)
Canadian Imperial Bank of Commerce	(6,300)	(702,356)
Commonwealth Bank of Australia	(32,805)	(2,178,894)
Muenchener Rueckversicherungs-Gesellshaft AG	(3,970)	(1,072,479)
Swiss Re AG	(13,350)	(1,257,010)
TOTAL COMMON STOCKS - SHORT - INTERNATIONAL (Proceeds Received $6,244,907)		(8,187,939)

EXCHANGE-TRADED FUNDS - (1.72)%
Energy Select Sector SPDR® Fund	(20,600)	$(1,124,554)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Schedule of Securities Sold Short (continued)

November 30, 2021 - (Unaudited)

EXCHANGE-TRADED FUNDS - (1.72)% - continued	Shares	Fair Value
SPDR® S&P® MidCap 400 ETF Trust	(2,500)	$(1,234,500)

TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $2,326,595)		(2,359,054)

TOTAL SECURITIES SOLD SHORT - (27.02)% (Proceeds Received $32,923,824)		$(36,959,197)

(a)	Non-dividend expense producing security.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Assets and Liabilities

November 30, 2021 - (Unaudited)

Assets
Investments in securities, at fair value (cost $109,380,211) (Note 3)	$133,977,773
Deposits at broker for securities sold short (Note 2)	39,869,951
Receivable for fund shares sold	126,930
Receivable for investments sold	345,586
Dividends receivable	214,255
Tax reclaims receivable	11,326
Prepaid expenses	13,353
Total Assets	174,559,174
Liabilities
Investments in securities sold short, at fair value (proceeds received $32,923,824) (Note 2)	36,959,197
Due to custodian	335,971
Payable for fund shares redeemed	180,494
Dividend expense payable on short positions	71,231
Payable to Adviser (Note 4)	199,970
Payable to Administrator (Note 4)	14,267
Payable to trustees	88
Other accrued expenses	35,765
Total Liabilities	37,796,983
Net Assets	$136,762,191
Net Assets consist of:
Paid-in capital	$112,767,634
Accumulated earnings	23,994,557
Net Assets	$136,762,191
Shares outstanding (unlimited number of shares authorized, no par value)	8,216,029
Net asset value, offering and redemption price per share (Note 2)	$16.65

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statement of Operations

For the six months ended November 30, 2021 - (Unaudited)

Investment Income
Dividend income (net of foreign taxes withheld of $9,295)	$1,157,796
Total investment income	1,157,796
Expenses
Investment Adviser fees (Note 4)	1,190,477
Dividend expense on securities sold short (Note 2)	404,129
Short sale & interest expense	86,020
Administration fees (Note 4)	50,660
Fund accounting fees (Note 4)	21,796
Registration expenses	14,613
Custodian fees	9,898
Legal fees	9,487
Audit and tax preparation expenses	9,262
Transfer agent fees (Note 4)	9,025
Printing and postage expenses	8,956
Compliance services fees (Note 4)	6,017
Trustee expenses	3,539
Miscellaneous	17,827
Total expenses	1,841,706
Fees waived by Adviser (Note 4)	(24,674)
Net operating expenses	1,817,032
Net investment loss	(659,236)
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investment securities	821,764
Securities sold short	(1,098,416)
Foreign currency	(499)
Change in unrealized appreciation (depreciation) on:
Investment securities	(3,317,883)
Securities sold short	1,315,900
Foreign currency translations	(2,351)
Net realized and change in unrealized loss on investments	(2,281,485)
Net decrease in net assets resulting from operations	$(2,940,721)

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Statements of Changes in Net Assets

	For the Six
	Months Ended	For the Year
	November 30,	Ended May 31,
	2021	2021
	(Unaudited)
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(659,236)	$(1,157,482)
Net realized gain (loss) on investment transactions	(277,151)	7,849,171
Change in unrealized appreciation (depreciation) on investments	(2,004,334)	16,890,770
Net increase (decrease) in net assets resulting from operations	(2,940,721)	23,582,459
Distributions to Shareholders from Earnings (Note 2)	—	(1,399,284)
Capital Transactions
Proceeds from shares sold	15,418,183	63,170,477
Reinvestment of distributions	—	1,315,287
Amount paid for shares redeemed	(8,138,778)	(36,940,145)
Net increase in net assets resulting from capital transactions	7,279,405	27,545,619
Total Increase in Net Assets	4,338,684	49,728,794
Net Assets
Beginning of period	132,423,507	82,694,713
End of period	$136,762,191	$132,423,507
Share Transactions
Shares sold	917,926	4,208,876
Shares issued in reinvestment of distributions	—	86,646
Shares redeemed	(485,954)	(2,423,727)
Net increase in shares outstanding	431,972	1,871,795

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund

Financial Highlights

(For a share outstanding during each period)

	For the Six		For the Years Ended May 31,
	Months
	Ended
	November
	30, 2021
	(Unaudited)		2021	2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of period	17.01		13.99	14.07	13.96	13.44	$12.22
Investment operations:
Net investment loss	(0.08)		(0.13)	(0.07)	(0.01)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.28)		3.35	0.17 (a)	0.47	1.14	1.31
Total from investment operations	(0.36)		3.22	0.10	0.46	1.06	1.22
Less distributions to shareholders from:
Net realized gains	—		(0.20)	(0.18)	(0.35)	(0.54)	—
Paid in capital from redemption fees(b)	—		—	—	—	—	— (c)
Net asset value, end of period	$16.65		$17.01	$13.99	$14.07	$13.96	$13.44
Total Return(d)(e)	(2.12	)% (f)	23.17%	0.62%	3.44%	7.95%	9.98%
Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	136,762		132,424	82,695	68,753	49,958	$37,616
Ratio of net expenses to average net assets (g)	2.67	% (h)	2.71%	2.84%	2.89%	2.97%	2.88%
Ratio of expenses to average net assets before waiver and reimbursement(g)	2.71	% (h)	2.78%	2.97%	3.11%	3.33%	3.34%
Ratio of net investment loss to average net assets	(0.97	)% (h)	(1.04)%	(0.52)%	(0.15)%	(0.82)%	(0.81)%
Portfolio turnover rate	10.48	% (f)	69.69%	69.47%	40.31%	55.31%	75.09%

(a)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(b)	Prior to September 28, 2016, the Fund charged a 2.00% redemption fee for shares redeemed within 60 days of purchase.

(c)	Rounds to less than $0.005 per share.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Excludes redemption fee.

(f)	Not annualized.

(g)	Includes dividend and interest expense of 0.72% for the six months ended November 30, 2021 and 0.76%, 0.89%, 0.94%, 1.02% and 0.93% for the fiscal years ended May 31, 2021, 2020, 2019, 2018 and 2017, respectively.

(h)	Annualized.

See accompanying notes which are an integral part of these financial statements.

LS Opportunity Fund
Notes to the Financial Statements
November 30, 2021 - (Unaudited)

NOTE 1. ORGANIZATION

The LS Opportunity Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, diversified series of Valued Advisers Trust (the “Trust”). The Trust is a management investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated June 13, 2008 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds authorized by the Board. The Fund’s investment adviser is Long Short Advisors, LLC (the “Adviser”). The Adviser has retained Prospector Partners, LLC (the “Sub-Adviser”) to serve as the sub-adviser to provide portfolio management and related services to the Fund. The Sub-Adviser receives a fee from the Adviser (not the Fund) for these services. The investment objective of the Fund is to generate long-term capital appreciation by investing in both long and short positions within a portfolio consisting of primarily publicly-traded common stock, with less net exposure than that of the stock market in general.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies,” including Accounting Standard Update 2013-08. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

As of and during the six months ended November 30, 2021, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations when incurred. During the six months ended November 30, 2021, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last three tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. For financial statement and income tax purposes, the specific identification method is used for determining capital gains or losses. Dividend income and dividend expense are recorded on the ex-dividend date and interest income is recorded on an accrual basis. Dividend income from real estate investment trusts (REITs) and distributions from limited partnerships are recognized on the ex-date. The calendar year end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Fund estimates the character of REIT distributions based on the most recent information available. Income or loss from Limited Partnerships is reclassified among the components of net assets upon receipt of Schedules K-1 (Form 1065). Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

ability of the counterparty to meet its obligations. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the company’s books and the U.S. dollar equivalent of the amounts actually received or paid. These instruments involve market risk, credit risk, or both in excess of the amount that would be recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Share Valuation – The NAV is calculated each day the New York Stock Exchange (the “NYSE”) is open by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding for the Fund.

Short Sales – The Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including exchange-traded funds (ETFs). A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The amount of loss may exceed the proceeds received in a short sale. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge liquid assets to the broker in order to secure

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will reduce the Fund’s potential return on a short sale. The amount of restricted cash or cash equivalents held at the broker as collateral for securities sold short was $39,869,951 as of November 30, 2021.

Dividend expenses on securities sold short and borrowing costs are not covered under the Adviser’s expense limitation agreement with the Fund and, therefore, these expenses will be borne by the shareholders of the Fund.

Purchasing Call Options – The Fund may purchase call options. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may also purchase call options on relevant stock indexes. Call options may also be purchased by the Fund for the purpose of acquiring the underlying securities for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities in this manner may be less than the cost of acquiring the securities directly. This technique may also be useful to the Fund in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Purchasing Put Options – The Fund may purchase put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase a put option on an owned underlying security (a “protective put”) as a defensive technique to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. The Fund may also purchase put options at a time when it does not own the underlying security. By purchasing put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire premium paid for the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing Options – The Fund may write covered call options on equity securities that the Fund is eligible to purchase to extend a holding period to obtain long-term capital gain treatment, to earn premium income, to assure a definite price for a security it has considered selling, or to close out options previously purchased. The Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A call option is “covered” if the Fund owns the underlying security subject to the call option at all times during the option period. When the Fund writes a covered call option, it maintains a segregated account with its custodian, cash, or liquid portfolio securities in an amount not less than the exercise price at all times while the option is outstanding.

The Fund may write covered put options on equity securities and futures contracts that the Fund is eligible to purchase to earn premium income or to assure a definite price for a security if it is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. The Fund may not write a put option if, immediately thereafter, more than 25% of its net assets would be committed to such transactions. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When the Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid portfolio securities in an amount not less than the exercise price at all times while the put option is outstanding.

Foreign Currency Exchange Contracts – The Fund may engage in foreign currency exchange transactions. The value of the Fund’s portfolio securities that are invested in non-U.S. dollar denominated instruments as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates, and the Fund may incur costs in connection with conversions between various currencies. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts, to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

directly between currency traders (usually large commercial banks) and their customers. The Fund will not, however, hold foreign currency except in connection with the purchase and sale of foreign portfolio securities. The Fund did not transact in forward foreign currency exchange contracts during the six months ended November 30, 2021.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price, except in the case of a security sold short, in which case the last ask price is utilized. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV. These securities are categorized as Level 1 securities.

Option contracts in which the Fund invests are generally traded on an exchange. Exchange-traded options on securities and indexes purchased or sold by the Fund generally will be valued at the mean of the last bid and ask prices. If there is no such reported ask on the valuation date, options are valued at the most recent bid price. If there is no such reported bid on the valuation date, options are valued at the most recent ask price. If the Fund decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined by the Adviser, in conformity with policies adopted by and subject to review of the Board. These securities will generally be categorized as Level 2 securities.

In accordance with the Trust’s valuation policies, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2021:

		Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks Domestic (a)	$103,508,567	$—	$—	$103,508,567
Common Stocks International (a)	15,113,330	—	—	15,113,330
Exchange-Traded Funds	1,389,245	—	—	1,389,245
Money Market Funds	13,966,631	—	—	13,966,631
Total	$133,977,773	$—	$—	$133,977,773

(a)	Refer to Schedule of Investments for sector classifications.

		Valuation Inputs
Liabilities	Level 1	Level 2	Level 3	Total
Common Stocks Domestic(a)	$(26,412,204)	$—	$—	$(26,412,204)
Common Stocks International(a)	(8,187,939)	—	—	(8,187,939)
Exchange-Traded Funds	(2,359,054)	—	—	(2,359,054)
Total	$(36,959,197)	$—	$—	$(36,959,197)

(a)	Refer to Schedule of Securities Sold Short for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund pays the Adviser a fee, computed and accrued daily and paid monthly, at an annual rate of 1.75% of the Fund’s average daily net assets. For the six months ended November 30, 2021, the Adviser earned a fee of $1,190,477 from the Fund before the waivers described below. At November 30, 2021, the Adviser was owed $199,970 from the Fund for management services.

The Adviser has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses (excluding borrowing costs such as interest and dividends on securities sold short, taxes,

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business, expenses incurred under a Rule 12b-1 plan of distribution, “acquired fund fees and expenses” (i.e., investment companies in which the Fund may invest), and expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement) do not exceed 1.95% of the average daily net assets of the Fund.

Each fee waiver or expense reimbursement by the Adviser is subject to repayment by the Fund within the three years following the date on which the fee waiver or expense reimbursement occurred, provided that the Fund is able to make the repayment without exceeding the expense limitation that is in effect at the time of the repayment or at the time of the fee waiver or expense reimbursement, whichever is lower. The contractual agreement is in effect through September 30, 2022. The expense cap may not be terminated prior to this date except by mutual consent of the Adviser and the Board. For the six months ended November 30, 2021, the Adviser waived fees of $24,674. The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions, are as follows:

Recoverable Through
May 31, 2022	$61,626
May 31, 2023	116,628
May 31, 2024	81,080
November 30, 2024	24,674

The Trust retains Ultimus Fund Solutions, LLC (“Ultimus” or the “Administrator”) to provide the Fund with administration, compliance (including a chief compliance officer), fund accounting and transfer agent services, including all regulatory reporting. For the six months ended November 30, 2021, the Administrator earned fees of $50,660 for administration services, $6,017 for compliance services, $21,796 for fund accounting services and $9,025 for transfer agent services. At November 30, 2021, the Fund owed the Administrator $14,267 for such services.

The officers and one trustee of the Trust are members of management and/or employees of the Administrator and are not paid by the Trust for services to the Fund. Ultimus Fund Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Ultimus, acts as the distributor of the Fund’s shares. There were no payments made to the Distributor by the Fund for the six months ended November 30, 2021.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the six months ended November 30, 2021, purchases and sales of investment securities, other than short-term investments, were $20,886,374 and $15,987,947, respectively.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

There were no purchases or sales of long-term U.S. government obligations during the six months ended November 30, 2021.

NOTE 6. FEDERAL TAX INFORMATION

At November 30, 2021, the net unrealized appreciation (depreciation) and tax cost of investments and securities sold short for tax purposes was as follows:

Gross unrealized appreciation	$24,900,384
Gross unrealized depreciation	(5,236,348)
Net unrealized appreciation on investments	$19,664,036
Tax cost of investments and securities sold short	$77,354,540

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, grantor trust adjustments, and return of capital distributions from underlying investments.

The tax character of distributions paid for the fiscal year ended May 31, 2021, the Fund’s most recent fiscal year end, was as follows:

Distributions paid from:(a)
Ordinary income	$—
Long-term capital gains	1,399,284
Total distributions paid	$1,399,284

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At May 31, 2021, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed long-term capital gains	$5,851,596
Accumulated capital and other losses	(584,702)
Unrealized appreciation on investments	21,666,019
Unrealized appreciation on foreign currency translations	2,365
Total accumulated earnings	$26,935,278

Certain qualified late year ordinary losses incurred after December 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended May 31, 2021, the Fund deferred Qualified Late Year Ordinary Losses in the amount of $580,679.

LS Opportunity Fund
Notes to the Financial Statements (continued)
November 30, 2021 - (Unaudited)

NOTE 7. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2021, the Fund had 29.90% of the value of its net assets invested in stocks within the Financials sector.

NOTE 8. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Liquidity Risk Management Program (Unaudited)

Valued Advisers Trust has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Board of Trustees approved the appointment of a Liquidity Administrator Committee, which includes representatives from Long Short Advisors, LLC, the Fund’s investment adviser, and Ultimus Fund Solutions, LLC, the Fund’s Administrator. The Liquidity Administrator Committee is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Administrator Committee updated its assessment of the Fund’s liquidity risk profile, considering additional data gathered during the period June 1, 2020 through May 31, 2021 (the “Review Period”) and the adequacy and effectiveness of the liquidity risk management program’s operations during the Review Period in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held on September 1, 2021. The Report noted that during the Review Period the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. It further noted that during the Review Period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Trust’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Trust’s liquidity risk management program had been effectively implemented during the Review Period.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction and (2) ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2021 through November 30, 2021.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid	Annualized
	June 1,	November	During	Expense
	2021	30, 2021	Period(a)	Ratio
Actual	$1,000.00	$978.80	$13.25	2.67%
Hypothetical(b)	$1,000.00	$1,011.68	$13.47	2.67%

(a)	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

FACTS	WHAT DOES LS OPPORTUNITY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes — to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (877) 336-6763

Who we are
Who is providing this notice?	LS Opportunity Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes — information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Long Short Advisors, LLC, the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■    The Fund does not share your personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund doesn’t jointly market.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (877) 336-6763 and (2) in Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES Andrea N. Mullins, Chairperson Ira P. Cohen Mark J. Seger	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115

OFFICERS

Mark J. Seger, Interim Principal Executive Officer and
President

Zachary P. Richmond, Principal Financial Officer and
Treasurer

Kevin J. Patton, Chief Compliance Officer

Carol J. Highsmith, Vice President and Secretary

LEGAL COUNSEL Troutman Pepper Hamilton Sanders LLP 3000 Two Logan Square 18th and Arch Streets Philadelphia, PA 19103

INVESTMENT ADVISER Long Short Advisors, LLC 3330 Fairchild Gardens Avenue, Suite 30428 Palm Beach Gardens, FL 33420	CUSTODIAN U.S. Bank, N.A. 425 Walnut Street Cincinnati, OH 45202

DISTRIBUTOR Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC

LS-SAR-21

(b) Not Applicable

Item 2. Code of Ethics. NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert. NOT APPLICABLE – disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedules filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The guidelines applicable to shareholders desiring to submit recommendations for nominees to the Registrant's board of trustees are contained in the statement of additional information of the Trust with respect to the Fund(s) for which this Form N-CSR is being filed.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 13. Exhibits.

(a) (1) NOT APPLICABLE – disclosed with annual report

(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)       Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Valued Advisers Trust

By /s/ Mark J. Seger

Mark J. Seger, Interim President and Principal Executive Officer

Date 2/7/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Mark J. Seger

Mark J. Seger, Interim President and Principal Executive Officer

Date 2/7/2022

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date 2/7/2022